Exhibit 99.1

Fiserv Announces Leadership Transition

Appoints Fiserv Executive Takis Georgakopoulos as Chief Executive Officer Bringing Payments, Technology, and Financial Services Experience to the Role

Mike Lyons Steps Down to Become CEO of Truist Financial Corporation

MILWAUKEE, June 15, 2026 – Fiserv, Inc. (NASDAQ: FISV), a leading global provider of payments and financial services technology solutions, today announced that Takis Georgakopoulos has been appointed Chief Executive Officer (CEO) and as a member of the Board of Directors, effective immediately. He succeeds Mike Lyons, who has stepped down as CEO and member of the Board of Directors to return to banking and become CEO of Truist Financial Corporation.

Mr. Georgakopoulos joined Fiserv in late 2024 and brings more than two decades of payments, technology, financial services, AI, and cybersecurity experience to the role. As a member of the Fiserv executive team, he has been leading and partnering across the company’s Financial Solutions and Merchant Solutions businesses to capitalize on the opportunities in these converging markets. Mr. Georgakopoulos will continue to focus on delivering best-in-class technology across the enterprise and remain closely engaged with the Merchant Solutions business to drive positive client outcomes.

Most recently, Mr. Georgakopoulos served as Fiserv’s Co-President leading Technology and Merchant Solutions and previously as Chief Operating Officer, Technology and Merchant Solutions. Prior to his tenure at Fiserv, he served as Global Head of Payments for J.P. Morgan’s Corporate and Investment Bank, where he oversaw all aspects of the business including technology, product, sales, and operations. Earlier in his career, he was a partner at McKinsey & Company, advising large financial institutions.

Gordon Nixon, Chairman of the Fiserv Board of Directors, said, “Takis is an exceptional leader whose strategic vision, technical depth, and knowledge of our clients have been instrumental since he joined Fiserv. During this time, he has driven meaningful progress in modernizing our merchant platform, accelerating Clover, and embedding AI across our infrastructure. He is the right leader to guide Fiserv in an industry being reshaped by rapid advances in technology, innovation, AI, and cybersecurity.”

Nixon added, “The Board has great confidence in the company’s strategy outlined at Investor Day and in Takis’s ability to lead Fiserv, execute the One Fiserv action plan, and optimize shareholder value for the long-term.”

Mr. Georgakopoulos commented, “I am honored to serve as CEO of Fiserv. The company has leading positions across finance and commerce, a unique ability to enable financial transactions across financial institutions, merchants, and consumers, the scale to compete and win, and the most talented team in the industry. I look forward to working closely with the Board and leadership team as we continue to advance the strategic priorities we laid out at Investor Day.”

Mr. Nixon added, “We appreciate Mike’s leadership during an important period for the company. On behalf of the Board, we wish him all the best in his new role.”

Mr. Lyons said, “I’m proud of what the team has accomplished over the past year. I have great confidence in the Company’s strong platform, talented leadership team, and dedicated associates and look forward to partnering with Fiserv as a client in the years ahead.”

Reaffirming 2026 Outlook

The company is reaffirming its outlook for the full year 2026 as provided on May 5, 2026. Fiserv continues to expect organic revenue growth of 1% to 3% and adjusted earnings per share of $8.00 to $8.30 for 2026.

Additional information regarding our current outlook, including the definitions of the non-GAAP financial measures referenced herein and related reconciliations, is included in our earnings release dated May 5, 2026, which is available on our investor relations website.

About Takis Georgakopoulos

Takis Georgakopoulos joined Fiserv in 2024 as an Executive Vice President and member of the Management Committee and became Chief Operating Officer, Technology and Merchant Solutions in April 2025 and Co-President and Head of Merchant Solutions and Technology in December 2025. Before joining Fiserv, he served as Global Head of Payments for J.P. Morgan’s Corporate & Investment Bank, where he oversaw all aspects of the business, including technology, product, sales, and operations.

About Fiserv

Fiserv, Inc. (NASDAQ: FISV), a Fortune 500 company, is a global leader uniting commerce and finance. The company powers sustained growth and innovation at scale for financial institutions and businesses worldwide across payments, account processing, digital banking, merchant acquiring, network services, e-commerce, and Clover®, the all-in-one business management platform. Fiserv is a member of the S&P 500® Index and one of FORTUNE® America’s Most Innovative Companies. Visit fiserv.com and follow on social media for more information and the latest company news.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated organic revenue growth, adjusted earnings per share and other statements regarding our future financial performance. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should,” “confident,” “likely,” “plan,” or words of similar meaning. Statements that describe the company’s future plans, outlook, objectives or goals are also forward-looking statements.

Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause the company’s actual results to differ materially include, among others, the following: the company’s ability to compete effectively against new and existing competitors and to continue to introduce competitive new products and services on a timely, cost-effective basis; changes in customer demand for the company’s products and services; the ability of the company’s technology to keep pace with a rapidly evolving marketplace; the company’s ability to successfully implement and achieve the expected benefits associated with its One Fiserv action plan; the success of the company’s merchant alliances, some of which are not controlled by the company; the impact of a security breach or operational failure on the company’s business, including disruptions caused by other participants in the global financial system; losses due to chargebacks, refunds or returns as a result of fraud or the failure of the company’s vendors and merchants to satisfy their obligations; changes in local, regional, national and international economic or political conditions, including those resulting from heightened inflation, rising interest rates, taxes, trade policies and tariffs, a recession, bank failures, or international hostilities, and the impact they may have on the company and its employees, clients, vendors, supply chain, operations and sales; the company’s ability to use artificial intelligence to improve its products and services and enhance its operations; the effect of proposed and enacted legislative and regulatory actions affecting the company or the financial services industry as a whole; the company’s ability to comply with government regulations and applicable card association and network rules; the protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; the company’s ability to successfully identify, complete and integrate acquisitions, and to realize the anticipated benefits associated with the same; the impact of the company’s growth strategies; the company’s ability to attract and retain key personnel; adverse impacts from currency exchange rates or currency controls; changes in corporate tax and interest rates; and other factors included in “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents that the company files with the Securities and Exchange Commission, which are available at http://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The company assumes no obligation to update any forward-looking statements, which speak only as of the date of this news release.

Media Relations:

Stacy Davidson

Chief Communications and Marketing Officer

Fiserv, Inc.

stacy.davidson@fiserv.com

Investor Relations:

Walter Pritchard

Senior Vice President, Investor Relations

Fiserv, Inc.

walter.pritchard@fiserv.com